ESCROW AGREEMENT

      THIS ESCROW AGREEMENT, dated as of May 3, 2004 ("Escrow Agreement"), is by and between CITIZENS PROPERTY INSURANCE CORPORATION, legislatively created pursuant to Section 627.351(6), Florida Statutes, ("Depositor"); FEDERATED NATIONAL INSURANCE COMPANY being a Florida licensed and authorized insurance company ("Recipient"); and WELLS FARGO BANK, N.A., a National Banking Association, as Escrow Agent hereunder ("Escrow Agent").

                                   BACKGROUND

      A. Depositor and Recipient have entered into an Assumption Agreement (the "Underlying Agreement"), dated May _______, 2004, pursuant to which Agreement Recipient will remove certain insurance policies from Depositor. The Underlying Agreement provides that Depositor shall deposit certain monies, as calculated and provided for in the Underlying Agreement, in a segregated escrow account to be held by Escrow Agent for the purpose of paying Recipient a bonus for each policy removed from Depositor by Recipient in accordance with the Underlying Agreement and applicable Florida Statutes. A true and correct copy of the Underlying Agreement is attached hereto and incorporated herein as Exhibit "A."

      B. Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it and the earnings thereon in accordance with the terms of the Underlying Agreement and this Escrow Agreement.

      C. Depositor and Recipient have each appointed the Representatives (as defined below) to represent them for all purposes in connection with the funds to be deposited with Escrow Agent, the Underlying Agreement, and this Escrow Agreement.

      D. In order to establish the escrow of funds and to effect the provisions of the Underlying Agreement and applicable Florida Statutes, and specifically section 627.3511, Florida Statutes, the parties hereto have entered into this Escrow Agreement.

                             STATEMENT OF AGREEMENT

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

            1. Definitions. In addition to terms otherwise defined herein the following terms shall have the following meanings when used herein:

                  a. "Department" shall mean the Office of Insurance Regulation.

                  b. "Depositor Representative" shall mean the Chief Financial Officer of the Depositor, or any other person designated in a writing signed by the Executive Director of the Depositor and delivered to Escrow Agent and the Recipient Representative in accordance with the notice provisions of this Escrow Agreement, to act as its representative under this Escrow Agreement.

                  c. "Escrow Funds" shall mean the funds deposited by Depositor with Escrow Agent pursuant to the Underlying Agreement and this Agreement, together with any interest and other income thereon.

                  d. "Escrow Period" shall mean the period commencing on the date hereof and ending on that date that Escrow Agent no longer holds any sums in escrow pursuant to the Underlying Agreement.

                  e. "Joint Written Direction" shall mean a written direction joined in by Depositor and Recipient as may be required by the Escrow Agreement.

                  f. "Written Direction" shall mean a written direction executed by the Depositor Representative and directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking an action pursuant to the Underlying Agreement and this Escrow Agreement.

                  g. "Recipient Representative" shall mean Richard A. Widdicombe or any other person designated in a writing signed by Recipient and delivered to Escrow Agent and the Depositor Representative in accordance with the notice provisions of this Escrow Agreement, to act as its representative under this Escrow Agreement.

                  h. "Representatives" shall mean the Depositor Representative and/or the Recipient Representative.

            2. Appointment of and Acceptance by Escrow Agent. Depositor, Recipient and the Representatives hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of Escrow Funds in accordance with paragraph 3. below, agrees to hold, invest and disburse the Escrow Funds in accordance with the Underlying Agreement and this Escrow Agreement.


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

            3. Creation of Escrow Funds. Pursuant to the Underlying Agreement (paragraph 3.C.), Depositor will transfer to Escrow Agent, subsequent to the execution of this Escrow Agreement, the bonus amounts for Removed Policies in accordance with the Underlying Agreement. The transfer of funds shall be by wire transfer of immediately available funds, to the following account:

                   WELLS FARGO BANK, N.A.
                   ABA # 121000248
                   A/C # 0001038377
                   FFC: CITIZENS / ATLANTIC PREFERRED ESCROW
                   NOTIFY: BRIAN CLARK (904) 332-9671

            Simultaneously with the wire transfer of funds as above set forth the Depositor shall give facsimile notice to the Escrow Agent and Recipient of such transfer at the facsimile number set forth in paragraph 13.hereof.

            4. Disbursements of Escrow Funds.

                  a. Written Direction. Escrow Agent shall disburse Escrow Funds in accordance with a Written Direction of Depositor pursuant to paragraphs 4.D., E., F., G., and H. of the Underlying Agreement.

                  b. Authorization for Disbursement to Pay Claims. During the Escrow Term the Escrow Agent shall, pursuant to section 627.3511, Florida Statutes, disburse Escrow Funds to the Recipient for the payment of claims upon receipt by the Escrow Agent of a Joint Written Direction.

                  c. Expiration of Escrow Period. Upon the expiration of the Escrow Period, Escrow Agent shall distribute, in accordance with a Written Direction of Depositor, as promptly as practicable, all previously undistributed Escrow Funds.

            All disbursements of funds from the Escrow Funds shall be subject to the claims of Escrow Agent and the Indemnified Parties (as defined below) pursuant to paragraph 9. below.

            5. Disbursement Into, or Petition to Circuit Court. If, at any time, there shall exist any dispute between the Escrow Agent, Depositor, Recipient or the Representatives with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the Representatives have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to paragraph 7. hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take any or all of the following actions:


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

                  a. suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided however, that Escrow Agent shall continue to invest the Escrow Funds in accordance with paragraph 6. hereof. Should the period of suspended performance exceed fifteen (15) days the Escrow Agent will immediately institute a petition pursuant to (b.) below, and thereafter perform in accordance with the instructions of the Department;

                  b. petition the Circuit Court in and for Leon County, Florida, for instructions with respect to such dispute or uncertainty;

                  c. pay into the Registry of the Circuit Court of Leon County, Florida, all funds held by it as the Escrow Funds for holding and disposition in accordance with the instructions of the Circuit Court of Leon County, Florida.

            Escrow Agent shall have no liability to Depositor, Recipient, their respective shareholders or any other person with respect to any such suspension of performance or disbursement to the Registry of the Circuit Court in accordance with this provision, specifically including therein any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

            6. Investment of Funds. Escrow Agent pursuant to this Agreement, is authorized to, and shall invest and reinvest the funds held in the Escrow Funds pursuant to the investment requirements set forth below at the written direction of the Recipient:

                  a. in direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America;

                  b. in obligations with the Federal Farm Credit Banks;

                  c. in obligations of the Federal Home Loan Banks and its district banks;


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

                  d. in commercial paper of prime quality of the highest letter and numerical rating as provided for by at least one nationally recognized rating service;

                  e. in obligations of the Federal National Mortgage
Association;

                  f. in obligations of the Government National Mortgage Association;

                  g. in any money market fund all of which is invested in the foregoing investment categories, including any money market fund managed by Escrow Agent and any of its affiliates.

            If Escrow Agent has not received written instructions from the Recipient at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Funds, or such portion thereof as to which no written instruction has been received, in investments described in clause (g) above. Each of the foregoing investments shall be made in the name of Escrow Agent. No investment shall be made in any instrument or security that has a maturity of greater than twelve (12) months. The Escrow Agent will use its expertise and best efforts to maintain the funds invested on a basis so as to provide the greatest possible liquidity between July 1st and November 30th the "Liquidity Period") of each year during the Escrow Period. The aforestated Liquidity Period may be extended by a Joint Written Direction delivered to the Escrow Agent on or before November 25th of any year during the Escrow Period. During the Liquidity Period, Escrow Funds will be invested in investments described in clauses (a),
(d), and/or (g) above. Notwithstanding anything to the contrary contained herein, Escrow Agent may, without notice to the Representatives, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds required hereunder, and Escrow Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation if such sale or liquidation is required to meet the Escrow Agent's obligations pursuant to paragraph 4. above. With respect to any funds received by Escrow Agent for deposit into the Escrow Funds after one thirty o'clock (1:30) p.m., Jacksonville, Florida time, Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in Jacksonville, Florida are open for business.

            The parties hereto acknowledge that Escrow Funds constituting Takeout Bonuses may be delivered to the Escrow Agent pursuant to other Takeout Agreements between the Depositor and other Recipients and Escrow Agreements executed in accordance with Takeout Agreements between the Depositor and such other Recipients. Should the Escrow Agent come into possession of such other Escrow Funds the parties hereto acknowledge and authorize the Escrow Agent to commingle and pool such other Escrow Funds with the Escrow Funds delivered pursuant to this Agreement for the purposes of investment and reinvestment pursuant to paragraph 6. hereof, conditioned on the fact that the investment policy relating to such other Escrow Funds is the same as contained and set forth in this Agreement.


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

            7. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days prior written notice to the Representatives or may be removed, with or without cause, by the Representatives, acting jointly by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of thirty (30) days prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided hereinbelow. Upon any such notice of resignation or removal, the Representatives jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations as Escrow Agent under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.

            8. Liability of Escrow Agent.

                  a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement and the Underlying Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Escrow Agreement or the Underlying Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever, except as above set forth, in acting in accordance with the opinion or instruction of such counsel. Depositor and Recipient, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.


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

                  b. The Escrow Agent shall comply with orders issued or process entered by any court or the Department with respect to the Escrow Funds, without determination by the Escrow Agent of the jurisdiction of the court or the Department in the matter. If any portion of the Escrow Funds are at any time attached, garnished or levied upon under any Order of court or the Department, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court or Order or direction of the Department, or in case any order, judgment or decree shall be made or entered by any court or the Department affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree after giving three (3) days advance written notice to Depositor and Recipient which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

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

            9. Indemnification of Escrow Agent. From and at all times after the date of this Escrow Agreement, Depositor and Recipient, jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Depositor or Recipient, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Depositor and Recipient in writing, and Depositor and Recipient shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that Depositor and/or Recipient shall be required to pay such fees and expenses if (a) Depositor and/or Recipient agree to pay such fees and expenses, or (b) Depositor and/or Recipient shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, or (c) Depositor and/or Recipient is the plaintiff in any such action or proceeding or (d) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and Recipient and/or Depositor, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Recipient or Depositor. Depositor and Recipient shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by Recipient and/or Depositor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by Depositor and Recipient, jointly and severally, to the extent of the Escrow Funds upon demand by such Indemnified Party. Upon exhaustion of the Escrow Funds, the indemnification obligations of Depositor and Recipient hereunder shall be borne equally by Depositor and Recipient. The obligations of Depositor and Recipient under this paragraph 9. shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.


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

            The parties agree that neither the payment by Depositor or Recipient of any claim by Escrow Agent for indemnification hereunder nor the disbursement of any amounts to Escrow Agent from the Escrow Funds in respect of a claim by Escrow Agent for indemnification shall impair, limit, modify, or affect, as between Depositor and Recipient, the respective rights and obligations of Depositor, on the one hand, and Recipient, on the other hand, under the Underlying Agreement.

            10. Fees and Expenses of Escrow Agent. Depositor and Recipient shall compensate Escrow Agent for its services hereunder in accordance with Exhibit B attached hereto.

            Recipient, Depositor and the Representatives hereby grant to Escrow Agent a security interest in and lien upon the Escrow Funds and all funds therein to secure all obligations pursuant to paragraph 10. hereof, to Escrow Agent, and Escrow Agent shall have the right to offset the amount of any compensation or reimbursement due against the Escrow Funds. If for any reason funds in the Escrow Funds are insufficient to cover such compensation and reimbursement, Depositor and Recipient shall promptly pay such amounts to Escrow Agent upon receipt of an itemized invoice.

            11. Representations and Warranties; Legal Opinions.

                  a. Depositor makes the following representations and warranties to Escrow Agent:

                        (i) Depositor is a legislatively created corporation created pursuant to Section 627.351(6), Florida Statutes, and duly organized, validly existing, and in good standing under the laws of the State of Florida, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

                        (ii) This Escrow Agreement has been duly approved by all necessary action of Depositor, has been executed by duly authorized officers of Depositor, and constitutes a valid and binding agreement of Depositor, enforceable in accordance with its terms.

                        (iii) The execution, delivery, and performance by Depositor of this Escrow Agreement is in accordance with the Underlying Agreement and will not violate, conflict with, or cause a default under the Second Amended Plan of Operation of Depositor, any applicable law or regulation, any court order or administrative ruling or decree to which Depositor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Underlying Agreement, to which Depositor is a party or any of its property is subject.


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

                        (iv) The Executive Director has full power and authority to execute, deliver, and perform this Escrow Agreement, and to designate the Chief Financial Officer of Depositor as its Depositor Representative with full power to execute and deliver any Written Direction of Depositor or Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as the Depositor Representative under this Agreement, all without further consent or direction from, or notice to, Depositor or any other party.

                        (v) No party other than the parties hereto, their heirs, successors or assigns have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. The successor or assignee of any party hereto shall be bound by the obligations of the Underlying Agreement and this Escrow Agreement. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                        (vi) All of the representations and warranties of Depositor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

                  b. Recipient makes the following representations and warranties to Escrow Agent:

                        (i) Recipient is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

                        (ii) This Escrow Agreement has been duly approved by all necessary corporate action of Recipient, including any necessary shareholder approval, has been executed by duly authorized officers of Recipient, and constitutes a valid and binding agreement of Recipient, enforceable in accordance with its terms.

                        (iii) The execution, delivery, and performance by Recipient of this Escrow Agreement is in accordance with the Underlying Agreement and will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of Recipient, any applicable law or regulation, any court order or administrative ruling or decree to which Recipient is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Underlying Agreement, to which Recipient is a party or any of its property is subject.


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

                        (iv) Richard Widdicombe has been duly appointed to act as the representative of Recipient hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as the Recipient Representative under this Agreement, all without further consent or direction from, or notice to, Recipient or any other party.

                        (v) No party other than the parties hereto, their heirs, successors or assigns have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. The successor or assignee of any party hereto shall be bound by the obligations of the Underlying Agreement and this Escrow Agreement. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

            12. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the Circuit Court in and for Leon County, Florida shall have the sole and exclusive jurisdiction over any such proceeding.

            13. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

If to Depositor at:             CITIZENS PROPERTY INSURANCE CORPORATION
                                101 NORTH MONROE STREET, SUITE 1000
                                TALLAHASSEE, FL  32301
                                ATTENTION: ROBERT L. RICKER, EXECUTIVE DIRECTOR
                                FACSIMILE NUMBER: (850) 513-3900

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

If to the Escrow Agent at:      WELLS FARGO BANK, N.A.,
                                AS ESCROW AGENT
                                CORPORATE TRUST GROUP
                                7077 BONNEVAL ROAD, SUITE 400
                                JACKSONVILLE, FLORIDA 32216
                                ATTENTION: BRIAN CLARK
                                FACSIMILE NUMBER: (904) 332-9673

If to Recipient at:             FEDERATED NATIONAL INSURANCE COMPANY
                                P.O. BOX 407193
                                FORT LAUDERDALE, FLORIDA  33340
                                ATTENTION: RICHARD WIDDICOMBE
                                FACSIMILE NUMBER:  (954) 316-9201

or to such other address as each party may designate for itself by like notice.

            14. Amendment or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a Joint Written Direction signed by the Representatives and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

            15. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

            16. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

            17. Entire Agreement. This Escrow Agreement constitutes the entire agreement between the parties relating to the holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

            18. Binding Effect. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of Depositor, Recipient, the Representatives and Escrow Agent.

            19. Execution in Counterparts. This Escrow Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction.

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
            20. Termination. Upon the first to occur of the disbursement of all amounts in the Escrow Funds, pursuant to Written Directions or the disbursement of all amounts in the Escrow Funds, pursuant to paragraph 4 . hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

            21. Dealings. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Depositor or Recipient and become pecuniarily interested in any transaction in which the Depositor or Recipient may be interested, and contract and lend money to the Depositor or Recipient and otherwise act as fully and freely as though it were not the Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Depositor or Recipient or for any other entity.

            22. Attorneys' Fees and Costs. In any litigation concerning the breach or enforcement of this Escrow Agreement the prevailing party in such litigation shall be entitled to recover reasonable attorneys' fees and costs including therein, such fees and costs incurred in any appellate proceeding.

            IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.


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

                                    DEPOSITOR:

                                    CITIZENS PROPERTY INSURANCE CORPORATION

                                    By:
                                          --------------------------------------
                                          ROBERT L. RICKER
                                          Executive Director

                                    RECIPIENT:

                                    FEDERATED NATIONAL INSURANCE COMPANY

                                    By:
                                          --------------------------------------
                                          RICHARD A. WIDDICOMBE
                                          Chief Executive Officer

                                    DEPOSITOR REPRESENTATIVE:

                                    By:
                                          --------------------------------------
                                          JESSICA BUSS
                                          Chief Financial Officer

                                    RECIPIENT REPRESENTATIVE:

                                    By:
                                          --------------------------------------
                                          RICHARD A. WIDDICOMBE
                                          Chief Executive Officer

                                    ESCROW AGENT:

                                    WELLS FARGO BANK, N.A.

                                    By:
                                          --------------------------------------
                                          BRIAN P. CLARK
                                          Vice President


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

                                    EXHIBIT B


                          FEES PAYABLE TO ESCROW AGENT

      Pursuant to paragraph 10. of the Escrow Agreement, Wells Fargo, N.A. ("Escrow Agent") shall be compensated at an annual fee of $1,500.00 (the "Fee") which Fee shall compensate Escrow Agent for all services to be performed by the Escrow Agent under this Escrow Agreement for the following 12 month period.

      The Fee shall be payable to the Escrow Agent on an annual basis from the Escrow Funds commencing the first day the Funds are deposited. At the end of the Escrow Period, or if the Escrow Agent is terminated or resigns, the Escrow Agent shall include in the final distribution of Escrow Funds an amount, if any, equal to the unearned portion of Fees paid to the Escrow Agent out of Escrow Funds at the beginning of the 12 month period. The amount of unearned Fees to be reimbursed will be calculated by comparing 1) the number of days from the end of the Escrow Period or 2) the date the Escrow Agent is terminated or resigns to the end of the 12 month period covered by the last annual payment of Fees divided by 365. The obligation of the Escrow Agent to reimburse unearned Fees under this Exhibit B shall survive any termination of this Escrow Agreement.